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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-61940, 333-54932, 333-53970 and 333-32206.

                                                 /s/ Arthur Andersen LLP

Boston, Massachusetts
March 25, 2002